2nd Quarter 2016 Earnings Report July 28, 2016

Forward Looking Statements This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Second Quarter earnings conference call held on July 28, 2016. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events.  These statements are subject to risks, uncertainties, assumptions and other important factors.  You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, (ii) those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission, and (iii) those set forth under “Risk Factors” in the CVR Partners, LP Annual Report on Form 10-K, Quarterly Reports on Form 10-Q  and any other filings CVR Partners, LP makes with the Securities and Exchange Commission.  CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law. 2

Consolidated Results

CVR Energy

(In millions, except for EPS/EPU/Distributions)	Second Quarter			Year to Date		
	6/30/2016	6/30/2015	Percent Change	6/30/2016	6/30/2015	Percent Change
Net income attributable to CVR Energy stockholders	$ 28.4	$ 101.9	-72%	$ 12.2	$ 156.7	-92%
Diluted earnings per share	$ 0.33	$ 1.17	-72%	$ 0.14	$ 1.80	-92%
Adjusted net income per diluted share[(1)]	$ 0.20	$ 0.83	-76%	$ 0.29	$ 1.81	-84%
EBITDA[(2)]	$ 83.1	$ 194.9	-57%	$ 78.6	$ 308.8	-75%
Adjusted EBITDA[(2)]	$ 64.4	$ 145.7	-56%	$ 100.6	$ 309.4	-67%
Adjusted Petroleum EBITDA[(3)]	$ 84.7	$ 194.3	-56%	$ 119.8	$ 356.0	-66%
CVR Refining Distributions	$ —	$ 0.98	-100%	$ —	$ 1.74	-100%
Adjusted Nitrogen Fertilizer EBITDA[(4)]	$ 29.1	$ 36.1	-19%	$ 57.0	$ 74.5	-23%
CVR Partners Distributions[(5)]	$ 0.17	$ 0.39	-56%	$ 0.44	$ 0.84	-48%

(1) Non-GAAP reconciliation on slide 10
(2) Non-GAAP reconciliation on slide 11
(3) Non-GAAP reconciliation on slide 12
(4) Non-GAAP reconciliation on slide 13
(5) On April 1, 2016, the Nitrogen Fertilizer Partnership completed the previously announced transactions (the "mergers"), whereby the the Nitrogen Fertilizer Partnership acquired CVR Nitrogen, LP ("CVR Nitrogen") (formerly known as East Dubuque Nitrogen Partners, L.P. and also formerly known as Rentech Nitrogen Partners L.P.) and CVR Nitrogen GP, LLC (formerly known as East Dubuque Nitrogen GP, LLC and also formerly known as Rentech Nitrogen GP, LLC), a Delaware limited liability company ("CVR Nitrogen GP"). Prior to the merger, CVR Partners had 73.1 million units outstanding, and post-merger it has 113.3 million units outstanding. Available cash for distribution per common unit for the three and six months ended June 30, 2016 is calculated on the post-merger common units outstanding.

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Capital Structure $600 $400 $200 $0 -$200 2013 2014 2015 Q2 2016 $(165.9) $(78.8) $(91.6) $506.3 Note: Refer to slide 8 for metrics used in calculation (1) Amounts presented are gross debt not net of unamortized debt issuance costs Financial Metrics 2013 2014 2015 Q2 2016 LTM w Debt to Capital 36% 41% 41% 56% w Debt to Adj. EBITDA 1.0 1.4 1.4 4.1 As of 06/30/2016 Consolidated Cash and cash equivalents $ 690.6 CVR Refining $400mm ABL — $250mm Revolver 31.5 Capital Lease Obligations 47.7 6.5% Unsecured Notes due 2022 500.0 Total CVR Refining Debt(1) $ 579.2 CVR Partners 9.25% Secured Notes due 2023 645.0 6.5% Unsecured Notes due 2021 4.2 Total CVR Partners Debt(1) $ 649.2 CVR Energy Loan to CVR Refining (31.5) Total Debt $ 1,196.9 Stockholders Equity 932.7 Total Capitalization $ 2,129.6 Capitalization ($ in millions) 4 Consolidated Net Debt (Cash) ($ in millions)

Appendix

Non-GAAP Financial Measures To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP financial measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods. 6

Non-GAAP Financial Measures (cont'd) Adjusted net income is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income per diluted share represents adjusted net income (loss) divided by weighted-average diluted shares outstanding. EBITDA and Adjusted EBITDA. EBITDA represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for FIFO impact (favorable) unfavorable, major scheduled turnaround expenses, loss on extinguishment of debt, (gain) loss on derivatives, net, current period settlements on derivative contracts, flood insurance recovery and expenses associated with the East Dubuque mergers. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBTIDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Prior to 2016, EBITDA was also adjusted for share-based compensation expense in calculating Adjusted EBITDA. Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards.  Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust EBITDA for share-based compensation expense to derive Adjusted EBITDA. Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for FIFO impact (favorable) unfavorable; share-based compensation, non-cash; major scheduled turnaround expenses; loss on extinguishment of debt; (gain) loss on derivatives, net; current period settlements on derivative contracts, flood insurance recovery and expenses associated with the East Dubuque mergers. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners' calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners' ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. 7

Capital Structure Financials Full Year LTM ($ in millions) 2013 2014 2015 Q2 2016 n Cash $ 842.1 $ 753.7 $ 765.1 $ 690.6 n Total Debt, including current portion(1) 676.2 674.9 673.5 1,196.9 n Net Debt (Cash) (165.9) (78.8) (91.6) 506.3 n CVR Stockholder's Equity 1,188.6 988.1 984.1 932.7 n Adjusted EBITDA(2)(3) $ 659.7 $ 473.5 $ 498.8 $ 290.0 Note: Includes cash and debt of CVR Partners LP and CVR Refining LP (1) Amounts presented are gross debt not net of unamortized debt issuance costs (2) Definition on slide 7 (3) Non-GAAP reconciliation on slide 9 8

Consolidated Non-GAAP Financial Measures

Financials *($ in millions)*	Full Year 2013	Full Year 2014	Full Year 2015	LTM Q2 2016
Net income attributable to CVR Energy stockholders	$ 370.7	$ 173.9	$ 169.6	$ 25.1
Interest expense and other financing costs, net of interest income	49.3	39.1	47.4	53.5
Income tax expense	183.7	97.7	84.5	2.2
Depreciation and amortization	142.8	154.4	164.1	170.3
FIFO impact (favorable) unfavorable	(21.3)	160.8	60.3	34.8
Share-based compensation	18.4	12.3	12.8	6.9
Major scheduled turnaround expenses	—	6.8	109.2	145.2
Loss on extinguishment of debt	26.1	—	—	5.1
(Gain) loss on derivatives, net	(57.1)	(185.6)	28.6	(32.3)
Current period settlements on derivative contracts[(1)]	6.4	122.2	(26.0)	37.3
Flood insurance recovery[(2)]	—	—	(27.3)	—
Expenses associated with the East Dubuque mergers[(3)]	—	—	2.3	4.8
Adjusted EBITDA and EBITDA adjustments related to noncontrolling interest	(59.3)	(108.1)	(126.7)	(162.9)
Adjusted EBITDA[(4)]	**$ 659.7**	**$ 473.5**	**$ 498.8**	**$ 290.0**

(1) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2) Represents an insurance recovery from Coffeyville Resources Refining & Marketing, LLC's environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(3) On April 1, 2016, CVR Partners completed the previously announced merger transactions with CVR Nitrogen. CVR Partners incurred legal and other professional fees and other merger related expenses for the three and six months ended June 30, 2016 that are referred to herein as expenses associated with the CVR Nitrogen mergers, which are included in selling, general and administrative expenses.

(4) Definition on slide 7

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Consolidated Non-GAAP Financial Measures

Financials *($ in millions, except per share data)*	Second Quarter 6/30/2016	Second Quarter 6/30/2015	Year to Date 6/30/2016	Year to Date 6/30/2015
Income before income tax expense	$ 65.4	$ 250.2	$ 12.7	$ 358.9
FIFO impact, favorable	(46.2)	(36.4)	(37.4)	(11.9)
Share-based compensation[(1)]	—	1.9	—	5.9
Major scheduled turnaround expenses	8.7	2.1	38.1	2.1
Loss on derivatives, net	1.9	12.6	3.1	64.0
Current period settlement on derivative contracts[(2)]	7.1	(28.5)	28.5	(34.8)
Flood insurance recovery[(3)]	—	(27.3)	—	(27.3)
Loss on extinguishment of debt	5.1	—	5.1	—
Expenses associated with the East Dubuque mergers[(4)]	1.2	—	2.5	—
Adjusted net income before income tax expense and noncontrolling interest	$ 43.2	$ 174.6	$ 52.6	$ 356.9
Adjusted net loss attributed to noncontrolling interest	(11.9)	(63.8)	(18.6)	(117.5)
Income tax expense, as adjusted	(14.2)	(38.7)	(8.5)	(82.4)
Adjusted net income attributable to CVR Energy stockholders[(5)]	**$ 17.1**	**$ 72.1**	**$ 25.5**	**$ 157.0**
Adjusted net income per diluted share	**$ 0.20**	**$ 0.83**	**$ 0.29**	**$ 1.81**

(1) Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted net income as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust net income (loss) for share-based compensation expense to derive Adjusted net income. Adjusted net income attributable to CVR Energy stockholders for the three and six months ended June 30, 2015 would have been $71.0 and $153.5 million, respectively, without adjusting for share-based compensation expense of $1.9 and $5.9 million, respectively.

(2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(3) Represents an insurance recovery from Coffeyville Resources Refining & Marketing, LLC's environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(4) On April 1, 2016, CVR Partners completed the previously announced merger transactions with CVR Nitrogen. CVR Partners incurred legal and other professional fees and other merger related expenses for the three and six months ended June 30, 2016 that are referred to herein as expenses associated with the CVR Nitrogen mergers, which are included in selling, general and administrative expenses.

(5) Definition on slide 7

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Consolidated Non-GAAP Financial Measures

Financials	Second Quarter		Year to Date	
($ in millions)	6/30/2016	6/30/2015	6/30/2016	6/30/2015
Net income attributable to CVR Energy stockholders	$ 28.4	$ 101.9	$ 12.2	$ 156.7
Interest expense and other financing costs, net of interest income	18.4	11.6	30.3	24.2
Income tax expense (benefit)	21.6	58.1	(0.2)	82.1
Depreciation and amortization	50.7	42.5	90.7	84.5
EBITDA adjustments included in noncontrolling interest	(36.0)	(19.2)	(54.4)	(38.7)
EBITDA[(1)]	**$ 83.1**	**$ 194.9**	**$ 78.6**	**$ 308.8**
FIFO impact, favorable	(46.2)	(36.4)	(37.4)	(11.9)
Share-based compensation[(2)]	—	1.9	—	5.9
Major scheduled turnaround expenses	8.7	2.1	38.1	2.1
Loss on derivatives, net	1.9	12.6	3.1	64.0
Current period settlements on derivative contracts[(3)]	7.1	(28.5)	28.5	(34.8)
Flood insurance recovery[(4)]	—	(27.3)	—	(27.3)
Loss on extinguishment of debt	5.1	—	5.1	—
Expenses associated with the East Dubuque mergers[(5)]	1.2	—	2.5	—
Adjustments included in noncontrolling interest	3.5	26.4	(17.9)	2.6
Adjusted EBITDA[(1)]	**$ 64.4**	**$ 145.7**	**$ 100.6**	**$ 309.4**

(1) Definition on slide 7

(2) Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust EBITDA for share-based compensation expense to derive Adjusted EBITDA. Adjusted EBITDA for the three and six months ended June 30, 2015 would have been $143.8 and $303.5 million, respectively without adjusting for share-based compensation expense of $1.9 and $5.9 million, respectively.

(3) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(4) Represents an insurance recovery from Coffeyville Resources Refining & Marketing, LLC's environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(5) On April 1, 2016, CVR Partners completed the previously announced merger transactions with CVR Nitrogen. CVR Partners incurred legal and other professional fees and other merger related expenses for the three and six months ended June 30, 2016 that are referred to herein as expenses associated with the CVR Nitrogen mergers, which are included in selling, general and administrative expenses.

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Petroleum Non-GAAP Financial Measures

Financials *($ in millions)*	Second Quarter 6/30/2016	Second Quarter 6/30/2015	Year to Date 6/30/2016	Year to Date 6/30/2015
Petroleum net income	$ 78.1	$ 227.8	$ 10.1	$ 274.5
Interest expense and other financing cost, net of interest income	10.1	10.3	20.9	21.5
Income tax expense	—	—	—	—
Depreciation and amortization	31.6	34.2	63.1	68.2
Petroleum EBITDA[(1)]	**$ 119.8**	**$ 272.3**	**$ 94.1**	**$ 364.2**
FIFO impact, favorable	(46.2)	(36.4)	(37.4)	(11.9)
Share-based compensation, non-cash	—	(0.1)	—	0.1
Major scheduled turnaround expenses	2.1	1.7	31.5	1.7
Loss on derivatives, net	1.9	12.6	3.1	64.0
Current period settlements on derivative contracts[(2)]	7.1	(28.5)	28.5	(34.8)
Flood insurance recovery[(3)]	—	(27.3)	—	(27.3)
Adjusted Petroleum EBITDA[(1)]	**$ 84.7**	**$ 194.3**	**$ 119.8**	**$ 356.0**

(1) Definition on slide 7

(2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(3) Represents an insurance recovery from Coffeyville Resources Refining & Marketing, LLC's environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

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Fertilizer Non-GAAP Financial Measures Financials Second Quarter Year to Date ($ in millions) 6/30/2016 6/30/2015 6/30/2016 6/30/2015 Nitrogen fertilizer net income (loss) $ (17.0) $ 27.0 $ 1.0 $ 56.8 Interest expense and other financing costs, net 15.5 1.7 17.2 3.4 Income tax expense 0.1 — 0.1 — Depreciation and amortization 17.6 7.0 24.5 13.8 Nitrogen Fertilizer EBITDA(1) $ 16.2 $ 35.7 $ 42.8 $ 74.0 Share-based compensation, non-cash — — — 0.1 Major scheduled turnaround expenses 6.6 0.4 6.6 0.4 Loss on extinguishment of debt 5.1 — 5.1 — Expenses associated with the East Dubuque mergers(2) 1.2 — 2.5 — Adjusted Nitrogen Fertilizer EBITDA(1) $ 29.1 $ 36.1 $ 57.0 $ 74.5 (1) Definition on slide 7 (2) On April 1, 2016, CVR Partners completed the previously announced merger transactions with CVR Nitrogen. CVR Partners incurred legal and other professional fees and other merger related expenses for the three and six months ended June 30, 2016 that are referred to herein as expenses associated with the CVR Nitrogen mergers, which are included in selling, general and administrative expenses. 13